SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                January 30, 2004
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                        EAGLE BUILDING TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



        0-26322                                      88-0327648
-------------------------                   ---------------------------------
(Commission File Number)                    (IRS Employer Identification No.)



                       Eagle Building Technologies, Inc.,
              201 South Biscayne Blvd., 28th Floor, Miami Fl 33131
            --------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (305) 913-7559
                           ---------------------------
                           (Issuer's telephone number)

ITEM 3. Bankruptcy or Receivership.


Eagle Building Technologies, Inc. and its wholly owned subsidiary, Fleming Manufacturing Co., Inc., respectively, have filed a petition in the U.S. Bankruptcy Court for the Southern District of Florida for protection under Chapter 11 of the Bankruptcy Code.



SIGNATURES


Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EAGLE BUILDING TECHNOLOGIES, INC.


Dated: January 30, 2004

By:   /s/ Steven A. Levy
---------------------------------
Steven A. Levy, Chairman